Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL

Ameritas Life of NY Separate Account VA

("Separate Accounts")

Supplement to:

Overture Encore! II,

Overture Annuity III-Plus, Overture Acclaim! and Overture Accent!

Prospectuses Dated May 1, 2012

Supplement Dated December 7, 2015

Effective December 1, 2015, the Fidelity® VIP Money Market Portfolio, Initial Class has transitioned to a government money market fund and has changed its name to "Fidelity® VIP Government Money Market Portfolio, Initial Class."

All other provisions of your Policy remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 1934 NY 12-15